                 SECURITY AGREEMENT - CONDITIONAL SALE CONTRACT

This form is subject to Federal and State legal requirements. See Page 5 of this form for list of States in which to use this form.

1. Describe Collateral fully including make, kind of unit, model and serial numbers and any other pertinent information.

1-Vermeer D4x40 Navigator s/n 1VRS18002X1000140
1-Vermeer DT-750 Mixing System s/n 1VRP05074V1000318
And all additions, substitutions, attachments, replacements and accessions Thereof, plus the proceeds of all the foregoing.

2.   Buyer warrants and agrees that the Collateral is to be used primarily for:

     |X| business or commercial purposes (other than agricultural),

     [ ] agricultural purposes (see definition on the final page), or

     [ ] both agricultural and business or commercial purposes.

Location:  7125 Mcquire St.            Fayetteville           Washington             AR               72704
           ------------------------------------------------------------------------------------------------
             Address                      City                 County               State            Zip Code

Buyer and Seller agree that regardless of the manner of affixation, the Collateral shall remain personal property and not become part of the real estate. Buyer agrees to keep the Collateral at the location set forth above, and will notify Seller promptly in writing of any change in the location of the Collateral within such State, but will not remove the Collateral from such State without the prior written consent of Seller (except that in the State of Pennsylvania, the Collateral will not be moved from the above location without such prior written consent).

3. BUYER'S PROMISE TO PAY; TERMS OF PAYMENT.

Buyer agrees to pay Seller the full contract time price (Item 3a) on the terms shown below

(a)  Full Contract Time Price......................................................            $        350,382.60
                                                                                              ------------------------

(b)  Cash Down Payment paid to Seller.  If none, enter "0"..................                   $         67,500.00
                                                                                              ------------------------

(c)  Value of Trade-In.  If none, enter "0".......................................             $              0.00
                                                                                              ------------------------

(d)  Payment Upon Delivery.  If none, enter "0"...............................                 $              0.00
                                                                                              ------------------------

(e)  Contract Time Price Balance (Item 3a minus Items 3b, 3c, and 3d)....                      $        282,882.60
                                                                                              ------------------------


     The Contract Time Price Balance is payable in 60 (total number) payments as follows:

     EQUAL SUCCESSIVE MONTHLY PAYMENTS

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     $4,714.71 beginning on 09-26-99, and the same amount on the same date of each month thereafter until fully paid, provided, however, that the final payment shall be in the amount of the then unpaid balance.

     OTHER THAN EQUAL SUCCESSIVE MONTHLY PAYMENTS
       Principal-$227,655.36; Interest-$55,227.24

4. The Seller has offered the Buyer a choice of buying the personal property described in Paragraph 1 for a stated cash sale price payable immediately or within a limited number of days, or of buying such property for a contract time which permits the Buyer to purchase it now but pay in installments over an extended period of time. The contract time price is more than the cash sale price because it includes charges by the Seller to compensate the Seller for having to wait a period of time before ________ its full purchase price and for taking a risk in waiting such period of time. The Seller hereby sells and the Buyer hereby purchases the property from the Seller and elects to pay the contract time price set forth in Paragraph 3. Any payment not made when due shall, at the option of Secured Party, bear late charges thereon calculated at the rate of 1 1/2% per month, but in no event greater than the highest rate permitted by relevant law. Buyer shall be responsible for and pay to Seller a returned check fee, not to exceed the maximum permitted by law, which fee will be equal to the sum of (i) the actual bank charges incurred by Lessor plus (ii) all other actual costs and expenses incurred by Seller. The returned check fee is payable upon demand as indebtedness secured by the Collateral under this Security Agreement.

5. As security for its obligation to pay the contract time price and its other obligations under this Security Agreement, the Buyer hereby grants to the Seller a security interest in the personal property described in Paragraph 1 together with all attachments, replacements, substitutions, additions and proceeds, including amounts payable under any insurance policy, all hereinafter referred to as "Collateral."

6. Seller may hold this Security Agreement or it may assign it for value to The CIT Group/Equipment Financing, Inc. ("CIT"). If Seller does not in fact assign this Security Agreement to CIT, then after such assignment: (a) CIT as assignee, shall have all the rights and remedies of Seller hereunder and all of Buyer's agreements, representations and warranties shall be deemed to have been made to CIT with the same force and effect as if CIT were an original party hereto; (b) Seller shall not be CIT's agent for any purposes; (c) Seller shall not have any power or authority to change or modify this Security Agreement or any related document or instrument in any way (except any relevant warranty or service agreement which is exclusively between Seller and Buyer and shall not bind CIT or affect any of Buyer's or CIT's rights or obligations under this Security Agreement); and (d) Buyer will settle all claims, defenses, setoffs and counterclaims of any nature, it may have against Seller, including but not limited to delivery of Collateral, defects in the Collateral and the like, directly with Seller, and not set up any such claim, defense, setoff or counterclaim against CIT, Seller hereby agreeing to remain responsible therefor.

7. Buyer acknowledges that: CIT is in no way related to or connected with Seller; CIT has no knowledge or information as to the condition or suitability of the Collateral for Buyer's

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purposes; and CIT's decision to purchase this Security Agreement from Seller, if so offered, will be made in reliance on Buyer's warranties, agreements and covenants herein, including Buyer's express agreement not to assert against CIT any claims, defenses, setoffs or counterclaims it may now or in the future have against Seller named below. If this Security Agreement is assigned to CIT, then after assignment to CIT, Buyer will make all payments directly to CIT at such places as CIT may from time to time designate in writing to Buyer.

8. Buyer warrants and represents: (a) that Buyer is justly indebted to Seller for the full amount of the foregoing indebtedness; (b) that, except for the security interest granted hereby, the Collateral is free from and will be kept free from all liens, claims, security interests and encumbrances; (c) that no financing statement covering the Collateral or any proceeds is on file in favor of anyone other than Seller but if such other financing statement is on file, it will be terminated or subordinated; (d) that all information supplied and statements made by Buyer in any financial, credit or accounting statement or application for credit prior to, contemporaneously with or subsequent to the execution of this Security Agreement with respect to this transaction are and shall be true, correct, valid and genuine; and (e) Buyer has full authority to enter into this Security Agreement and in so doing it is not violating any law or regulation or agreement with third parties, and it has taken all such action as may be necessary or appropriate to make this Security Agreement binding upon it.

9. Buyer agrees: (a) to defend at Buyer's own cost any action, proceeding or claim affecting or arising from the Collateral; (b) to pay reasonable attorneys' fees (at least 15% of the unpaid balance if not prohibited by law) and other expenses incurred by Seller in enforcing its rights after Buyer's default; (c) to pay promptly all taxes, assessments, license fees and other public or private charges when levied or assessed against the Collateral or this Security Agreement and this obligation shall survive the termination of this Security Agreement; (d) that if a certificate of title is required or permitted by law, Buyer shall obtain such certificate with respect to the Collateral, showing the security interest of Seller thereon, and in any event do everything necessary to expedient to preserve or perfect the security interest of Seller; (e) that Buyer will not misuse, fail to keep in good repair, secrete, or without the prior written consent of Seller, and notwithstanding Seller's claim to proceeds, sell, rent, lend, encumber or transfer any of the Collateral; and (f) that Seller may enter upon Buyer's premises or wherever the Collateral may be located at any reasonable time to inspect the Collateral.

10. All risk of loss, damage to, destruction of or arising from the Collateral shall, at all times, be on Buyer. Buyer will procure forthwith and maintain at Buyer's expense insurance against all risks of loss or physical damage to the Collateral for the full insurable value thereof for the life of this Security Agreement plus breach of warranty insurance and such other insurance thereon in amounts and against such risks as Seller may specify, and shall promptly deliver each policy to Seller with a standard long-form mortgagee endorsement attached thereto showing loss payable to Seller; and providing Seller with not less than 30 days written notice of cancellation; each such policy shall be in form, terms and amount and with insurance carriers satisfactory to Seller; Seller's acceptance of policies in lesser amounts or risks shall not be a waiver of Buyer's foregoing obligations. As to Seller's interest in such policy, no act or omission of Buyer or any of its officers, agents, employees or representatives shall affect the obligations of the insurer to pay the full amount of any loss.

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Buyer hereby assigns to Seller any monies which may become payable under any such policy of insurance and irrevocably constitutes and appoints Seller as Buyer's attorney in fact (a) to hold each original insurance policy, (b) to make, settle and adjust claims under each policy of insurance, (c) to make claims for any monies which may become payable under such and other insurance on the Collateral including returned or unearned premiums, and (d) to endorse Buyer's name on any check, draft or other instrument received in payment of claims or turned or unearned premiums under each policy and to apply the funds to the payment of the indebtedness owing to Seller; provided, however, Seller is under no obligation to do any of the foregoing. Should Buyer fail to furnish such insurance policy to Seller, or to maintain such policy in full force, or to pay any premium in whole or in part relating thereto, then Seller, without waiving or releasing any default or obligation by Buyer, may (but shall be under no obligation to) obtain and maintain insurance and pay the premium therefor on behalf of Buyer and charge the premium to Buyer's indebtedness under this Security Agreement. The full amount of any such premium paid by Seller shall be payable by Buyer upon demand, and failure to pay same shall constitute an event of default under this Security Agreement.

11. A very important element of this Security Agreement is that Buyer make all its payments promptly as agreed upon. Also essential is that the Collateral continue to be in good condition and adequate security for the indebtedness. The following are events of default under this Security Agreement which will allow Seller to take such action under this Paragraph and under Paragraph 12 as it deems necessary: (a) any of Buyer's obligations to Seller under any agreement with Seller is not paid promptly when due; (b) Buyer breaches any warranty or provision hereof, or of any other instrument or agreement delivered by Buyer to Seller in connection with this or any other transaction; (c) Buyer dies, becomes insolvent or ceases to do business as a going concern; (d) it is determined that Buyer has given Seller materially misleading information regarding its financial condition; (e) any of the Collateral is lost or destroyed; (f) a petition or complaint in bankruptcy or for arrangement or reorganization or for relief under any insolvency laws is filed by or against Buyer or Buyer admits its inability to pay its debts as they mature; (g) property of Buyer is attached or a receiver is appointed for Buyer; (h) whenever Seller in good faith believes the prospect of payment or performance is impaired or in good faith believes the Collateral is insecure; or (i) any guarantor, surety or endorser for Buyer dies or defaults in any obligation or liability to Seller or any guaranty obtained in connection with this transaction is terminated or breached.

If Buyer shall be in default hereunder, the indebtedness herein described and all other debts then owning by Buyer to Seller under this or any other present or future agreement shall, if Seller shall so elect, become immediately due and payable. This acceleration of all indebtedness, if elected by Seller, shall be subject to all applicable laws, including laws as to rebates and refunds of unearned charges.

12. So long as any obligations are owed by Buyer to Seller hereunder, Seller shall have all the rights and remedies provided by this Security Agreement and provided a secured party under the Uniform Commercial Code and any other applicable law.

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

After default by Buyer, Seller's rights and remedies include but are not limited to a number of choices. Buyer acknowledges that if it defaults Seller is justly entitled to do whatever the law allows to avoid loss to itself and also to obtain for itself the benefit of the bargain under this Security Agreement. Consequently, Buyer agrees that Seller, among its other rights and remedies, may by itself or its agent enter the premises or upon the land where the Collateral is located and without removing the Collateral render any equipment which is part of the Collateral unusable and/or take possession of the Collateral without notice to anyone and without judicial process of any kind, provided such self-help is done without breach of the peace (meaning actual or threatened violence to a person at the time of repossession). In order to afford itself these and related remedies, Seller must be able to enter the premises or land in or upon which the Collateral is located. BUYER, THEREFORE, AGREES THAT SELLER BY ITSELF OR ITS AGENT, MAY WITHOUT NOTICE TO ANY PERSON AND WITHOUT JUDICIAL PROCESS OF ANY KIND, ENTER INTO ANY PREMISES OR UPON ANY LAND (INCLUDING ACCESS ROADS AND RIGHTS OF WAY) OWNED, LEASED OR OTHERWISE UNDER THE REAL OR APPARENT CONTROL OF BUYER OR ANY AGENT OF BUYER WHERE THE COLLATERAL MAY BE OR WHERE SELLER BELIEVES THE COLLATERAL MAY BE, AND USING ANY REASONABLE FORCE WITH RESPECT TO THE COLLATERAL AND ANY PROPERTY CONNECTED TO THE COLLATERAL, DISASSEMBLE, RENDER UNUSABLE, DISCONNECT AND SEPARATE ALL COLLATERAL FROM ANY OTHER PROPERTY AND/OR REPOSSESS AND REMOVE ALL OR ANY ITEM OF THE COLLATERAL. Buyer will not hinder or delay Seller or its agent in any way and will, if requested, assist Seller or its agent in disassembling and/or removing the Collateral. Seller may require Buyer to assemble the Collateral and return it to Seller at a place to be designated by Seller which is reasonably convenient to both parties. Buyer expressly waives all further rights to possession of the Collateral after default and all claims for damages related to such removal, disassembling, entering and/or repossession. The security interest granted hereby shall continue effective irrespective of any retaking and redelivery of the Collateral to Buyer until all amounts secured hereby are fully paid in money. Unless otherwise provided by law, the requirement of reasonable notice of sale or other intended disposition of Collateral shall be met if such notice is mailed, postage prepaid, to the address of Buyer shown herein at least ten days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling and the like shall include reasonable attorneys' fees (at least 15% of the unpaid balance if not prohibited by law) and other legal expenses. Buyer understands that Seller's rights are cumulative and not alternative and that Buyer will remain fully liable for any deficiency remaining after disposition of the Collateral.

13. Seller may in its sole discretion waive a default, or cure a default at Buyer's expense. Any such waiver in a particular instance or of a particular default shall not be a waiver of other defaults or the same kind of default at another time. No modification or change in this Security Agreement shall bind Seller (after assignment, "Seller," as stated above, means "CIT") unless in writing signed by Seller. No oral agreement shall be binding.

14. If permitted by law, Buyer authorizes Seller to file a financing statement with respect to the Collateral signed only by Seller, and to file a carbon, photograph or other reproduction of this Security Agreement or of a financing statement. Buyer waives all exemptions. Seller may correct patent errors herein and fill in such blanks as serial numbers, date of first payment and the like. Any provisions hereof contrary to, prohibited by, or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof.

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BUYER ACKNOWLEDGES RECEIPT OF A TRUE COPY AND WAIVES ACCEPTANCE. Except where the context otherwise requires, "Buyer" and "Seller" also mean "debtor" and "secured party" respectively and include the heirs, executors, or administrators, successors or assigns to those parties but nothing herein shall authorize Buyer to assign this Security Agreement or its rights in and to the Collateral. Except as otherwise provided herein or by applicable law, the Buyer shall have no right to a trial by jury in any action or proceeding with respect to, in connection with, or arising out of this Security Agreement, or any document delivered pursuant to this Security Agreement. If more than one Buyer executes this Security Agreement, their obligations under this Security Agreement shall be joint and several.

15. YEAR 2000. The Buyer shall take all action necessary to assure that its computer-based systems are able to effectively process data including dates and date sensitive functions. The Buyer represents and warrants that the Year 2000 problem (that is, the inability of certain computer applications to recognize and correctly perform properly date-sensitive functions involving certain dates prior to and after December 31, 1999) will not result in a material adverse effect on the Buyer's business condition or ability to perform hereunder. Upon request, the Buyer shall provide assurance acceptable to the Seller that the Buyer's computer systems and software are or will be Year 2000 compliant on a timely basis. The Buyer shall immediately advise Seller in writing of any material changes in the Buyer's Year 2000 plan, timetable or budget.
NO ORAL AGREEMENT, GUARANTY, PROMISE, REPRESENTATION OR WARRANTY SHALL BE
BINDING.

BUYER ACKNOWLEDGES RECEIPT OF A TRUE COPY OF THIS CONTRACT WHICH WAS COMPLETELY FILED IN PRIOR TO BUYER'S EXECUTION HEREOF.

DATED:  8/16/99

BUYER (DEBTOR):

Midwest Cable Communications of Arkansas, Inc.
--------------------------------------------------------------------------------
Name of individual, corporation or partnership


By:  /s/ Bonnie Capwell                 Title Pres.
    ------------------------------            ------------------------------
     If corporation, have signed by President, Vice President or Treasurer, and give official title. If owner or partner, state which.


By _____________________________    Title __________________________

7125 Mcquire St.
--------------------------------------------------------------------------------
Fayetteville                                   AR                       72704
--------------------------------------------------------------------------------
City                                          State                    Zip Code

SELLER (SECURED PARTY):

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Vermeer Sales & Service, Inc.
--------------------------------------------------------------------------------
Name of individual, corporation or partnership


By:  _____________________________________   Title _____________________________
     If corporation, give official title. If owner or partner, state which.


By   /s/ Melanie W. Bryer                 Title   Sec. Treas.
   ---------------------------                   -----------------------------
621 S. Knoxville
--------------------------------------------------------------------------------

Russellville                           AR                72801
--------------------------------------------------------------------------------
City                                  State             Zip Code
________________________________________________________________________________
If Debtor's actual chief place of business is in a state other than state where Collateral is located (as set forth above), specify actual chief place of business:

________________________________________________________________________________
Address          City              County             State             Zip Code

If Debtor is a partnership, enter:______________________________________________
Partners' name                              Home addresses





______________________________________________________________________________2
NOTICE: DO NOT USE THIS FORM FOR TRANSACTIONS FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES. FOR AGRICULTURAL AND OTHER TRANSACTIONS SUBJECT TO FEDERAL OR STATE REGULATIONS, CONSULT LEGAL COUNSEL TO DETERMINE DOCUMENTATION REQUIREMENTS.

AGRICULTURAL PURPOSES generally means farming, including dairy farming, but it also includes the transportation, harvesting, and processing of farm, dairy, or forest products if what is transported, harvested, or processed is farm, dairy, or forest products grown or bred by the user of the equipment itself. It does not apply, for instance, to a logger who harvests someone else's forest, or a contractor who prepares land or harvests products on someone else's farm.

---------------------------------------------------------------------------------------------------------------
FOR USE IN COMMERCIAL OR BUSINESS TRANSACITONS IN THE FOLLOWING STATES:
AK             CO           GA           KS           MA           NE           ND           SC           VA(1)
AL             CT(2)        IA           KY           MI(1)        NJ           OH           SD           WA
AR             DC(1)        IL           ME           MS(3)        NY           PA(1)        UT           WI(1)
CA             FL(1)        ID           LA           MN           NM(5)        OK           TN           WV(5)
AZ(1)          DE(1)        IN           MD           MO(4)        NC           RI           VT(1)        WY

(1) DO NOT USE FOR MOTOR VEHICLE TRANSACTIONS.

(2) DO NOT USE IF CASH PRICE IS $8,000 OR LESS.

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


(3) DO NOT USE FOR MOTOR VEHICLE OR COMMERCIAL VEHICLE TRANSACTIONS.

(4) USE FOR MOTOR VEHICLE IF CASH PRICE EXCEEDS $7,500 AND FOR ALL NON-MOTOR VEHICLES.

(5) DO NOT USE FOR MOTOR VEHICLE OR SPECIAL MOBILE EQUIPMENT TRANSACTIONS.


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